Exhibit 99.1

ServiceNow Reports Financial Results for Third Quarter 2013

Third Quarter Revenues Exceed $110 Million and Grew 73% Year-over-Year

SANTA CLARA, Calif.--(BUSINESS WIRE)--October 23, 2013--ServiceNow® (NYSE: NOW), the enterprise IT cloud company, today announced its financial results for its third quarter of 2013.

Third quarter 2013 results:

  Revenues of $111.3 million, an increase of 73% compared to the third quarter of 2012, and an increase of 9% from the second quarter of 2013.
  GAAP net loss of $14.7 million, or a loss of $0.11 per basic and diluted share, compared to a GAAP net loss of $13.1 million, or a loss of $0.11 per basic and diluted share, in the third quarter of 2012.
  Non-GAAP net income of $1.6 million, or earnings of $0.01 per basic and diluted share, compared to a non-GAAP net loss of $5.0 million, or a loss of $0.04 per basic and diluted share, in the third quarter of 2012 (see the table entitled "Results of Operations GAAP to Non-GAAP Reconciliation” for a reconciliation of these GAAP and non-GAAP financial measures).
  Deferred revenue of $225.8 million, an 8% increase over the $210.0 million reported at the end of the prior quarter.
  Billings were $127.0 million, an 8% increase over the $117.5 million reported in the previous quarter and a 56% increase over the $81.2 million in the same period last year (see the table entitled “Non-GAAP Billings Reconciliation” for a reconciliation of non-GAAP billings to GAAP revenues).

“ServiceNow delivered 73% year-over-year revenue growth and billed a record $127 million in the third quarter,” said Frank Slootman, president and chief executive officer, ServiceNow. “We grew our total customer count to 1,900, including the addition of 22 net new enterprises from the Forbes Global 2000 list. We also achieved a renewal rate of 97% and upsells comprised more than 29% of our total annual contract value signed during the quarter.”

“We continued to show growth across our key financial metrics and exceeded our previously stated outlook on revenue and non-GAAP EPS,” added Michael Scarpelli, chief financial officer, ServiceNow. “We were profitable on a non-GAAP basis for the first time in two years, and we generated $20.7 million in operating cash flow.”

Financial Outlook

The non-GAAP financial guidance discussed below excludes stock-based compensation expense and the related income tax effect (see table which reconciles these non-GAAP financial measures to the related GAAP measures). Negative numbers are shown in parentheses.

For the fourth quarter of 2013, we expect:

  Total revenues between $119.0 and $121.0 million, representing year-over-year growth between 58% and 61%. Our total fourth quarter revenue estimate consists of subscription revenues between $100.0 and $101.0 million and professional services and other revenues between $19.0 and $20.0 million.
  Subscription gross margin of approximately 76%, professional services and other gross margin of approximately 8%, and overall gross margin of approximately 65%.
  Approximately break-even operating margin.
  A net loss per basic and diluted share of approximately ($0.02) with weighted-average shares outstanding of approximately 140.0 million.

For the full year 2013, we expect total revenues to be in the range of $418.4 to $420.4 million, representing year-over-year growth between 72% and 73%. Our total annual revenues estimate consists of subscription revenues between $344.9 and $345.9 million and professional services and other revenues between $73.5 and $74.5 million.

Conference Call Details

The conference call will begin at 2:00 p.m. Pacific Time (21:00 GMT) on Wednesday, October 23, 2013. Interested parties may listen to the call by dialing 866.383.8009 (passcode: 18726358), or if outside North America, by dialing 617.597.5342 (passcode: 18726358). Individuals may access the live teleconference from the investor relations section of the ServiceNow website at http://investors.servicenow.com.

An audio replay of the conference call and webcast will be available two hours after its completion and will be accessible for 30 days. To hear the replay, interested parties may go to the investor relations section of the ServiceNow website or dial 888.286.8010 (passcode: 85963111), or if outside North America, by dialing 617.801.6888 (passcode: 85963111).

Statement regarding use of non-GAAP financial measures

The company reports non-GAAP results for gross margins, operating margins, net income or loss, basic and diluted income or loss per share, free cash flow and billings in addition to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP.

The company’s financial measures under GAAP include stock-based compensation expense. Management believes the presentation of operating results that excludes stock-based compensation expense provides useful supplemental information to investors and facilitates the analysis of the company’s core operating results and comparison of operating results across reporting periods. Management also believes that this supplemental non-GAAP information is therefore useful to investors in analyzing and assessing the company’s past and future operating performance.

Free cash flow, which is a non-GAAP financial measure, is calculated as GAAP net cash provided by operating activities reduced by purchases of property and equipment. Management believes information regarding free cash flow provides investors with an important perspective on the cash available to invest in our business and fund ongoing operations. However, our calculation of free cash flow may not be comparable to similar measures used by other companies.

Billings is calculated as revenue plus the change in total deferred revenue. Management believes billings offers investors useful supplemental information regarding the performance of our business, and will help investors better understand the sales volumes and performance of our business.

The company encourages investors to carefully consider its results under GAAP, as well as its supplemental non-GAAP information and the reconciliation between these presentations, to more fully understand its business. Reconciliations between GAAP and non-GAAP results are presented in the tables of this release.

Use of forward looking statements

This release contains “forward-looking statements” regarding our performance, including in the section entitled “Financial Outlook.” Forward-looking statements are subject to known and unknown risks and uncertainties and are based on potentially inaccurate assumptions that could cause actual results to differ materially from those expected or implied by the forward-looking statements. If any such risks or uncertainties materialize or if any of the assumptions prove incorrect, our results could differ materially from the results expressed or implied by the forward-looking statements we make.

Among the important factors that could cause actual results to differ materially from those in any forward-looking statements are: (i) errors, interruptions, delays, or security breaches in or of our service or web hosting, (ii) our ability to grow at our expected rate of growth, including our ability to convert deferred revenue and backlog into revenue, add and retain customers, and enter new geographies and markets, (iii) our ability to continue to release, and gain customer acceptance of, improved versions of our services, (iv) our ability to develop and gain customer acceptance of new products and services, including our platform, and (v) our ability to compete successfully against existing and new competitors.

Further information on these and other factors that could affect our financial results are included in our Form 10-K for the year ended December 31, 2012 and in other filings we make with the Securities and Exchange Commission from time to time, including our Form 10-Q that will be filed for the third quarter ended September 30, 2013.

We undertake no obligation, and do not intend, to update these forward-looking statements, to review or confirm analysts’ expectations, or to provide interim reports or updates on the progress of the current financial quarter.

About ServiceNow

ServiceNow is the enterprise IT cloud company. We transform IT by automating and managing IT service relationships across the global enterprise. Organizations deploy our service to create a single system of record for IT and automate manual tasks, standardize processes and consolidate legacy systems. Using our extensible platform, our customers create custom applications and evolve the IT service model to service domains inside and outside the enterprise. ServiceNow transforms IT from the department of no to the department of now. For more information, visit www.servicenow.com.

ServiceNow and the ServiceNow logo are registered trademarks of ServiceNow. All other brand and product names are trademarks or registered trademarks of their respective holders.

ServiceNow, Inc.
Condensed Consolidated Statements of Operations
(in thousands, except share and per share data)
(Unaudited)

	Three Months Ended		Nine Months Ended
	September 30, 2013	September 30, 2012	September 30, 2013	September 30, 2012

Revenues:
Subscription	$92,992	$55,279	$244,926	$141,640
Professional services and other	18,267	9,066	54,494	26,910
Total revenues	111,259	64,345	299,420	168,550
Cost of revenues (1):
Subscription	23,429	17,931	61,960	43,182
Professional services and other	18,146	9,643	47,921	28,519
Total cost of revenues	41,575	27,574	109,881	71,701
Gross profit	69,684	36,771	189,539	96,849
Operating expenses (1):
Sales and marketing	47,336	28,140	137,853	74,356
Research and development	20,819	10,783	54,809	26,098
General and administrative	16,179	11,195	43,783	24,441
Total operating expenses	84,334	50,118	236,445	124,895
Loss from operations	(14,650)	(13,347)	(46,906)	(28,046)
Interest and other income (expense), net	600	615	(604)	1,148
Loss before provision for income taxes	(14,050)	(12,732)	(47,510)	(26,898)
Provision for income taxes	663	321	1,966	519
Net loss	$(14,713)	$(13,053)	$(49,476)	$(27,417)
Net loss attributable to common stockholders - Basic and Diluted	$(14,713)	$(13,053)	$(49,476)	$(27,725)
Net loss per share attributable to common stockholders:
Basic	$(0.11)	$(0.11)	$(0.37)	$(0.49)
Diluted	$(0.11)	$(0.11)	$(0.37)	$(0.49)
Weighted-average shares used to compute net loss per share attributable to common stockholders:
Basic	137,456,531	117,698,005	134,036,466	57,089,411
Diluted	137,456,531	117,698,005	134,036,466	57,089,411

(1) Includes total stock-based compensation expense for stock-based awards as follows:
	Three Months Ended		Nine Months Ended
	September 30, 2013	September 30, 2012	September 30, 2013	September 30, 2012
Cost of revenues:
Subscription	$2,190	$1,276	$5,980	$2,514
Professional services and other	1,209	495	3,095	964
Sales and marketing	5,945	2,899	14,752	6,852
Research and development	4,176	1,919	11,005	4,121
General and administrative	4,331	1,624	9,893	4,137

ServiceNow, Inc.
Condensed Consolidated Balance Sheets
(in thousands)

	September 30, 2013	December 31, 2012
ASSETS	(Unaudited)
Current assets:
Cash and cash equivalents	$121,094	$118,989
Short-term investments	99,044	195,702
Accounts receivable, net	84,527	78,163
Current portion of deferred commissions	24,835	14,979
Prepaid expenses and other current assets	12,919	14,256
Total current assets	342,419	422,089
Deferred commissions, less current portion	16,716	11,296
Long-term investments	132,619	—
Property and equipment, net	68,642	42,342
Intangible assets, net	6,189	596
Goodwill	8,526	—
Other assets	3,625	1,791
Total assets	$578,736	$478,114

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$7,930	$9,604
Accrued expenses and other current liabilities	49,664	48,059
Current portion of deferred revenue	210,545	153,964
Total current liabilities	268,139	211,627
Deferred revenue, less current portion	15,256	16,397
Other long-term liabilities	7,745	6,685
Stockholders’ equity	287,596	243,405
Total liabilities and stockholders’ equity	$578,736	$478,114

ServiceNow, Inc.
Condensed Consolidated Statements of Cash Flows
(in thousands)
(Unaudited)

	Three Months Ended		Nine Months Ended
	September 30, 2013	September 30, 2012	September 30, 2013	September 30, 2012

Cash flows from operating activities:
Net loss	$(14,713)	$(13,053)	(49,476)	$(27,417)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	6,613	3,969	16,316	8,841
Amortization of premiums on investments	1,208	496	3,441	594
Amortization of deferred commissions	7,828	3,920	19,825	9,264
Stock-based compensation	17,851	8,213	44,725	18,588
Tax benefit from exercise of stock options	754	(276)	(1,817)	(533)
Bad debt expense	295	148	882	148
Lease abandonment costs	28	2,922	354	2,922
Changes in operating assets and liabilities:
Accounts receivable	8,903	(8,342)	(6,988)	(11,065)
Deferred commissions	(14,114)	(7,449)	(34,894)	(20,525)
Prepaid expenses and other current assets	(3,015)	(961)	2,827	4,242
Other assets	(1,503)	2,095	(1,750)	(35)
Accounts payable	(283)	(1,069)	(408)	(106)
Accrued expenses and other current liabilities	(2,928)	2,229	(2,646)	4,189
Deferred revenue	13,758	16,295	54,332	43,081
Other long-term liabilities	38	(60)	756	(93)
Net cash provided by operating activities	20,720	9,077	45,479	32,095
Cash flows from investing activities:
Purchases of property and equipment	(16,824)	(11,930)	(39,059)	(32,156)
Acquisition, net of cash acquired	(13,330)	—	(13,330)	—
Purchases of investments	(48,681)	(123,003)	(233,444)	(146,922)
Sale of investments	7,105	—	50,403	1,025
Maturities of investments (1)	35,005	5,800	142,456	5,800
Restricted cash	(11)	—	(174)	8
Net cash used in investing activities	(36,736)	(129,133)	(93,148)	(172,245)
Cash flows from financing activities:
Net proceeds from initial public offering	—	170,963	—	169,799
Payment of follow-on offering costs	—	—	(698)	—
Proceeds from employee stock plans	16,003	216	47,833	2,349
Proceeds from early exercise of stock options, net	—	—	—	1,024
Tax benefit from exercise of stock options	(754)	276	1,817	533
Net proceeds from issuance of common stock	—	—	—	17,848
Purchase of common stock and restricted stock from stockholders	—	—	—	(1,960)
Net cash provided by financing activities	15,249	171,455	48,952	189,593
Foreign currency effect on cash and cash equivalents	1,628	95	822	(555)
Net increase in cash and cash equivalents	861	51,494	2,105	48,888
Cash and cash equivalents at beginning of period	120,233	65,482	118,989	68,088
Cash and cash equivalents at end of period	$121,094	$116,976	$121,094	$116,976

Calculation of free cash flows (a non-GAAP measure):
Net cash provided by operating activities	$20,720	$9,077	$45,479	$32,095
Purchases of property and equipment	(16,824)	(11,930)	(39,059)	(32,156)
Free cash flows	$3,896	$(2,853)	$6,420	$(61)

(1)	In the nine months ended September 30, 2013, maturities of investments includes the effect of the correction of an immaterial error of $3.0 million related to securities that were improperly classified as short-term investments instead of cash and cash equivalents as of December 31, 2012.

ServiceNow, Inc.
Results of Operations GAAP to Non-GAAP Reconciliation
(in thousands except share and per share data)
(Unaudited)

	Three Months Ended
	September 30, 2013				September 30, 2012
	GAAP	Adjustments		Non-GAAP	GAAP	Adjustments	Non-GAAP
Reconciliation of gross profit:
Revenues:
Subscription	$92,992	$—		$92,992	$55,279	$—	$55,279
Professional services and other	18,267	—		18,267	9,066	—	9,066
Total revenues	111,259	—		111,259	64,345	—	64,345
Cost of revenues (1):
Subscription	23,429	(2,190)		21,239	17,931	(1,276)	16,655
Professional services and other	18,146	(1,209)		16,937	9,643	(495)	9,148
Total cost of revenues	41,575	(3,399)		38,176	27,574	(1,771)	25,803
Gross profit:
Subscription	69,563	2,190		71,753	37,348	1,276	38,624
Professional services and other	121	1,209		1,330	(577)	495	(82)
Total gross profit	$69,684	$3,399		$73,083	$36,771	$1,771	$38,542

Reconciliation of operating expenses:
Operating expenses (1):
Sales and marketing	$47,336	$(5,945)		$41,391	$28,140	$(2,899)	$25,241
Research and development	20,819	(4,176)		16,643	10,783	(1,919)	8,864
General and administrative	16,179	(4,331)		11,848	11,195	(1,624)	9,571
Total operating expenses	$84,334	$(14,452)		$69,882	$50,118	$(6,442)	$43,676

Reconciliation of loss from operations, provision for income taxes, net loss, net loss per share, and pro forma net loss per share:
Income (Loss) from operations	$(14,650)	$17,851		$3,201	$(13,347)	$8,213	$(5,134)
Income (Loss) before provision for income taxes	$(14,050)	$17,851		$3,801	$(12,732)	$8,213	$(4,519)
Provision for income taxes (1)	663	1,521		2,184	321	160	481
Net income (loss)	$(14,713)	$16,330		$1,617	$(13,053)	$8,053	$(5,000)
Net income (loss) attributable to common stockholders - Basic and Diluted	$(14,713)	$16,330		$1,617	$(13,053)	$8,053	(5,000)
Net income (loss) per share attributable to common stockholders:
Basic	$(0.11)	$0.12		$0.01	$(0.11)	$0.07	$(0.04)
Diluted	$(0.11)	$0.12		$0.01	$(0.11)	$0.07	$(0.04)
Weighted-average shares used to compute net income (loss) per share attributable to common stockholders:
Basic	137,456,531	—		137,456,531	117,698,005	—	117,698,005
Diluted	137,456,531	20,892,410	(2)	158,348,941	117,698,005	—	117,698,005

(1) Adjustments include stock-based compensation and the related tax effect.

(2) The effects of these dilutive securities were not included in the GAAP calculation of diluted income (loss) per share for the three months ended September 30, 2013 because the effect would have been anti-dilutive.

ServiceNow, Inc.
Results of Operations GAAP to Non-GAAP Reconciliation
(in thousands except share and per share data)
(Unaudited)

	Nine Months Ended
	September 30, 2013			September 30, 2012
	GAAP	Adjustments	Non-GAAP	GAAP	Adjustments	Non-GAAP
Reconciliation of gross profit:
Revenues:
Subscription	$244,926	$—	$244,926	$141,640	$—	$141,640
Professional services and other	54,494	—	54,494	26,910	—	26,910
Total revenues	299,420	—	299,420	168,550	—	168,550
Cost of revenues (1):
Subscription	61,960	(5,980)	55,980	43,182	(2,514)	40,668
Professional services and other	47,921	(3,095)	44,826	28,519	(964)	27,555
Total cost of revenues	109,881	(9,075)	100,806	71,701	(3,478)	68,223
Gross profit:
Subscription	182,966	5,980	188,946	98,458	2,514	100,972
Professional services and other	6,573	3,095	9,668	(1,609)	964	(645)
Total gross profit	$189,539	$9,075	$198,614	$96,849	$3,478	$100,327

Reconciliation of operating expenses:
Operating expenses (1):
Sales and marketing	$137,853	$(14,752)	$123,101	$74,356	$(6,852)	$67,504
Research and development	54,809	(11,005)	43,804	26,098	(4,121)	21,977
General and administrative	43,783	(9,893)	33,890	24,441	(4,137)	20,304
Total operating expenses	$236,445	$(35,650)	$200,795	$124,895	$(15,110)	$109,785

Reconciliation of loss from operations, provision for income taxes, net loss, net loss per share, and pro forma net loss per share:
Loss from operations	$(46,906)	$44,725	$(2,181)	$(28,046)	$18,588	$(9,458)
Loss before provision for income taxes	$(47,510)	$44,725	$(2,785)	$(26,898)	$18,588	$(8,310)
Provision for income taxes (1)	1,966	3,313	5,279	519	301	820
Net loss	$(49,476)	$41,412	$(8,064)	$(27,417)	$18,287	$(9,130)
Net loss attributable to common stockholders - Basic and Diluted	$(49,476)	$41,412	$(8,064)	$(27,725)	$18,287	(9,438)
Net loss per share attributable to common stockholders:
Basic	$(0.37)	$0.31	$(0.06)	$(0.49)	$0.32	$(0.17)
Diluted	$(0.37)	$0.31	$(0.06)	$(0.49)	$0.32	$(0.17)
Weighted-average shares used to compute net loss per share attributable to common stockholders:
Basic	134,036,466	—	134,036,466	57,089,411	—	57,089,411
Diluted	134,036,466	—	134,036,466	57,089,411	—	57,089,411

(1) Adjustments include stock-based compensation and the related tax effect.

ServiceNow, Inc.
Non-GAAP Billings Reconciliation
(in thousands)
(Unaudited)

	Three Months Ended
	September 30,	June 30,	September 30,
	2013	2013	2012
Total revenues	111,259	$102,222	$64,345
Deferred revenue, end of period	225,801	210,040	147,946
Less: deferred revenue, beginning of period	210,040	194,765	131,069
Billings	$127,020	$117,497	$81,222

ServiceNow, Inc.
Reconciliation of Non-GAAP Financial Guidance

The financial guidance provided below is an estimate based on information available as of October 23, 2013. The company’s future performance and financial results are subject to risks and uncertainties, and actual results could differ materially from the guidance set forth below. Some of the factors that could affect the company’s financial results are stated above in this press release. More information on potential factors that could affect the company’s financial results is included from time to time in the company’s public reports filed with the SEC, including the company's Annual Report on Form 10-K filed on March 8, 2013, the company's Form 10-Q for the quarter ended June 30, 2013 filed on August 7, 2013 and the company's Form 10-Q for the quarter ended September 30, 2013 to be filed with the SEC. The company assumes no obligation to update any forward-looking statements or information, which speak as of their respective dates.
Three Months Ended
December 31, 2013

Non-GAAP subscription gross margin	76%

Stock-based compensation expense	(3%)

GAAP subscription gross margin	73%

Non-GAAP professional services and other gross margin	8%

Stock-based compensation expense	(9%)

GAAP professional services and other gross margin	(1%)

Non-GAAP total gross margin	65%

Stock-based compensation expense	(4%)

GAAP total gross margin	61%

Non-GAAP operating margin	0%

Stock-based compensation expense	(18%)

GAAP operating margin	(18%)

Non-GAAP basic and diluted net loss per share	($0.02)

Stock-based compensation expense	($0.15)

Incremental non-GAAP tax expense (1)	$0.01

GAAP basic and diluted net loss per share	($0.16)

(1) Incremental non-GAAP tax expense reflects the increase to GAAP tax expense related to the non-GAAP stock-based compensation expense adjustments.

CONTACT:
Media Contacts:
ServiceNow
Liza S. Goldberg, 408-501-8553
liza.goldberg@servicenow.com
or
Schwartz MSL
Kim McCrossen, 781-684-6253
servicenow@schwartzmsl.com
or
Investor Contact:
ir@servicenow.com